United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management

Investment Companies

Investment Company Act File Number 811-07360

Monetta Trust

(exact name of registrant as specified in charter)

1776-A S. Naperville Road

Suite 100

Wheaton, IL 60189-8133

(address of principal executive offices)

Arthur Don Esq.

Seyfarth Shaw LLP

131 S. Dearborn Street, Suite 2400

Chicago, IL 60603

(name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management Investment companies to file reports with the Commission not later that 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.   Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family of Mutual Funds No-Load Monetta Fund Monetta Trust Young Investor Fund Mid-Cap Equity Fund Intermediate Bond Fund Government Money Market Fund 1-800-MONETTA www.monetta.com

Annual Report December 31, 2008

Dear Fellow Shareholders

January 23, 2009

The year 2008 will go down in history as the beginning of an economic recession affecting the U.S. and possibly the world. Although the U.S. recession only became official on December 1, 2008, it actually began about a year earlier as oil prices surged to $145 a barrel and financial markets became strained, affecting both the sub-prime mortgage and corporate borrowing markets.

During the year the broad-based S&P 500 Index lost approximately 40% of its value, making the current recession one of the longest and worst in history. Consequently, investors became risk averse by shifting assets to U.S. Treasury Bills and dividend paying stocks that could offer some downside protection.

In using past bear markets as a guide, it would appear that the current bear market must pass through a consolidation phase before moving higher. On the other hand, market expectations can change rapidly, as investors react quickly to new information, suggesting a bottom could occur much earlier than most market prognosticators believe.

Our belief is that it is almost impossible to determine a market bottom or whether 2009 will be a strong recovery year. Fear and risk aversion continue to dominate the investor mindset and it is usually at these times that security valuations are the most compelling. We believe that investors willing to take a long-term perspective should be rewarded nicely from current security valuation levels. However, our experience suggests that to potentially benefit, one must stay invested and avoid trying to time the market.

In our opinion, it does not appear that the equity markets will fall substantially from current levels given the lowered corporate growth expectations and the government's response to stabilize the financial system and promote economic growth. We continue to favor those companies in the Energy, Industrial and Technology sectors while under-weighting the Financial and Consumer Staple sectors.

We at Monetta, like our shareholders, have investments in our mutual funds and managing those assets is a responsibility we take very seriously. We thank you for your loyalty and continued support.

Sincerely,

Robert S. Bacarella

President, Founder and Portfolio Manager

Current and future portfolio holdings are subject to risk. Please refer to the following two pages for more important disclosure information.

TABLE OF CONTENTS

Letter To Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Monetta Mid-Cap Equity Fund	8
Monetta Intermediate Bond Fund	9
Monetta Government Money Market Fund	10

Disclosure Of Fund Expenses	11

Schedules of Investments
Monetta Fund	12
Monetta Young Investor Fund	14
Monetta Mid-Cap Equity Fund	15
Monetta Intermediate Bond Fund	17
Monetta Government Money Market Fund	19

Financial Statements
Statements of Assets & Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Notes to Financial Statements	24

Report Of Independent Registered Public Accounting Firm	34
Other Information	35
Directors/Trustees	38

Principal Risks:

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which will significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the twelve months ended December 31, 2008, the Funds did not participate in IPO’s. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. Growth stocks typically are more   volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Monetta Young Investor Fund will invest approximately 50% of its assets in other funds that track the S&P 500 Index, including exchange traded funds (ETF's). The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher. For the period ended December 31, 2008, the Young Investor Fund's other fund investments consisted only of ETF's.  Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Fund is no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change.  References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Since indices are unmanaged, it is not possible to invest in them. Source for performance data is provided by Lipper.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 02/09.

Monetta Fund			Period ended December 31, 2008
Investment Objective:	Market Capitalization:		Total Net Assets:
Capital Appreciation	$33.9 billion		$33.3 million
PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year
Monetta Fund	-47.54%	-3.34%	-0.65%
S&P 500 Index*	-36.99%	-2.19%	-1.38%	$9,364
Total Annual Operating Expenses - Gross** 1.62%				$8,730
*Source Lipper
**Source Prospectus dated April 30, 2008. For the Fund's current Expense Ratio, please refer to Page 29.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to the disclosures on pages 4 and 5.
Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			Potash Corp. of Saskatchewan, Inc.	4.39%
			Google, Inc. - CL A	3.42%
			Jacobs Engineering Group, Inc.	2.89%
			Burlington Northern Santa Fe Corp.	2.27%
			MGM Mirage, Inc.	2.27%
			Total Top 5 Equity Holdings	15.24%

(A) Short-term investments net of other assets and liabilities.
Commentary

Monetta Fund declined -47.54% for the one-year period ended December 31, 2008. For the same period, the fund's benchmark S&P 500

Index fell -36.99% as the global financial crisis and recession fears sent shockwaves throughout the financial markets.

Much of the Fund's performance variance to its benchmark was caused by the sharp sell-off in the Fund's most liquid, and higher quality, growth companies such as Google, Inc., CME Group, Inc. and Goldman Sachs Group, Inc., representing 3.42%, 1.25% and 1.25%, respectively, of year end net asset value. The Fund's overweightings within the Energy, Industrials and Metal sectors also hampered performance. However, we continue to favor these sectors as we believe that, longer-term, both U.S. and global economies should stabilize and that these sectors may lead a market advance.

With the market sell-off, valuations became compelling across our portfolio. We seized this opportunity to consolidate the Fund's holdings and increase weightings in those companies we believe have the best opportunities for future gains. We believe in remaining fully invested and do not attempt to time the market, nor buy into "defensive" stocks that offer little opportunity for long-term capital appreciation.

Within the Technology Sector our favorite holdings include Google, Inc. and Research In Motion Ltd., representing, 3.42% and 1.34%, respectively, of year end net asset value. In the Energy Sector, we favor Schlumberger Ltd. and Petroleo Brasilero representing 1.91% and 1.76%, respectively, of year end net asset value. Lastly in the Chemicals/Fertilizers sector, we favor Potash Corp. and The Mosaic Co., representing 4.39% and 1.87%, respectively, of year end net asset value.

Although economic growth has turned down sharply in 2008, we believe the government's aggressive combination of monetary and fiscal stimulus will stabilize the economy in 2009. We believe current stock valuations are attractive and we expect higher stock prices as capital market conditions begin to stabilize.

Monetta Young Investor Fund	Period ended December 31, 2008
Investment Objective:	Market Capitalization:	Total Net Assets:
Capital Appreciation	$58.6 billion	$0.59 million
PERFORMANCE:	Average Annual Total Return
Since Inception 12/12/2006
1 Year	$7,674
Young Investor Fund	-26.78%	-12.12%	$6,713
S&P 500 Index*	-36.99%	-17.83%
Net Annual Operating Expenses - Net ** 1.07%
Total Annual Operating Expenses - Gross** 16.58%
* Source Lipper

**Source Prospectus dated April 30, 2008. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through December 31, 2010. For the Fund's current  Expense Ratio, please refer to Page 30.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to the disclosures on pages 4 and 5.
Portfolio Composition	Top 5 Equity Holdings:
% of Net Assets
SPDR Trust Series 1	24.52%
iShares S&P 500 Index Fund	4.61%
Vanguard Value ETF	4.54%
iShares S&P 500 Growth Index Fund	4.54%
Vanguard Large-Cap ETF	4.50%
Total Top 5 Equity Holdings	42.71%

(A) Short-term investments net of other assets and liabilities.
Commentary

For the year ended December 31, 2008, the Monetta Young Investor Fund declined -26.78%, substantially exceeding the return of its benchmark index, the S&P 500 Index, which fell -36.99%. Since the Fund's inception (12-12-2006), the fund is down -12.12% versus the

-17.83% decline of the S&P 500 Index.

The fund is approximately 50% invested in Exchange Traded Funds (ETF's) that track the performance of the S&P 500 Index. The positive performance variance, relative to the S&P 500 Index, was due to our primary stock selection theme of owning quality, globally franchised companies with strong balance sheets and moderate debt levels.  Approximately 40% of the fund holdings are in these "best of breed" companies including the following top performing holdings: McDonald's Corp., Wal-Mart Stores, Inc. and Chipotle Mexican Grill, Inc., representing 3.17%, 2.86% and 2.11%, respectively, of year end net asset value.

Due to the unprecedented market volatility last year, approximately 10% of the Fund's assets were allocated to short-term trading opportunities. Short-term security trades included positions in AMR Corp., Ford Motor Co. and J.P. Morgan Chase & Co. None of these securities were held at year end.

Among the weakest performing securities last year were Apple Inc. and Google Inc., in the Technology sector, and Walt Disney Corp. representing 2.90%, 3.14% and 3.08%, respectively, of year end net asset value. We believe these holdings may rebound sharply on any sign that economic conditions are improving.

We believe the Young Investor Fund distinguishes itself because of its unusual, low cost portfolio structure, which combine index investing with "best of breed" companies. Also, the fund's flexibility to take advantage of short-term market volatility may increase risk but also provides potential opportunity for greater returns.

Monetta Mid-Cap Equity Fund				Period ended December 31, 2008
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$8.6 billion			$2.3 million
PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year
Mid-Cap Equity Fund	-47.29%	-6.92%	-5.51%	$15,469
S&P 400 Mid-Cap Index*	-36.23%	-0.08%	4.46%
Total Annual Operating Expenses - Gross** 2.19%				$5,671
*Source Lipper
**Source Prospectus dated April 30, 2008. For the Fund's current Expense Ratio, please refer to Page 31.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to the disclosures on pages 4 and 5.
Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			Ultra S&P 500 ProShares	4.58%
			Corn Products Int'l, Inc.	3.77%
			Apple, Inc.	3.71%
			Apollo Group, Inc. - CL A	3.67%
			Flowserve Corp.	3.59%
			Total Top 5 Equity Holdings	19.32%

(A) Short-term investments net of other assets and liabilities.
Commentary

December 31, 2008 marked the end of a year that will be remembered and referenced for years to come. Not only was the country's financial structure shaken, and recession fears confirmed, but the volatility of the market in general was unprecedented.

Unfortunately, the Monetta Mid-Cap Equity Fund could not escape the carnage, as it declined -47.29% for the year ended December 31, 2008. For the same period, the Fund's benchmark, the S&P 400 Index, fell -36.23%. The majority of the Fund's variance to its benchmark index occurred in the first quarter of 2008, when the Fund lagged over 9%, due to large weightings in alternative energy companies such as Solarfun Power Holdings Co., Ltd. and Cypress Semiconductor Corporation. Both of these holdings were sold during the year.

While equities in general did not perform well, the massive sell-off provided an opportunity to buy solid growth companies at compelling valuations as well as to consolidate further into our favorite companies. Going forward, we believe that a lift in the market should occur first in the Industrial and Energy sectors, representing 24.24% and 12.35%, respectively, of year end net asset value. Specifically, a few of our favorite stocks include Petrohawk Energy Co., an onshore explorer and producer of oil and natural gas, Apollo Group Inc, a provider of educational services, and CF Industries Holdings, Inc., a fertilizer manufacturer, representing 3.26%, 3.67%, and 3.21%, respectively, of year end net asset value.

While 2008 was an all around difficult year in the equity markets, we believe there is hope on the horizon as monetary and fiscal stimulus plans proposed for 2009 should continue to help stabilize the economy and restore confidence in the markets. As economic conditions stabilize, we anticipate improved performance in this high quality growth portfolio.

Monetta Intermediate Bond Fund				Period ended December 31, 2008
Investment Objective:	30-Day SEC Yield:	Average Maturity:		Total Net Assets:
Income	4.17%	5.1 Years		$3.7 million
PERFORMANCE:	Average Annual Total Return			$16,960
	1 Year	5 Year	10 Year	$14,488
Monetta Intermediate Bond Fund	-1.89%	2.18%	3.78%
Barclays Capital Intermediate Government/Credit Index*	5.08%	4.21%	5.43%
Total Annual Operating Expenses - Gross** 1.71%
*Source Lipper
**Source Prospectus dated April 30, 2008. For the Fund's current Expense Ratio, please refer to Page 32.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser.  Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Government/Credit Bond Index.

The Barclays Capital (formerly Lehman Brothers) Intermediate Government/Credit Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Please refer to the disclosures on pages 4 and 5.

Portfolio Composition			Maturity Profile:
				% of Net Assets
			1 Year or Less	23.31%
			1-3 Years	16.90%
			3-6 Years	26.93%
			6-10 Years	21.96%
			Over 10 Years	10.90%
			Total	100.00%

(A) Short-term investments net of other assets and liabilities.
Commentary

As the credit crisis worsened throughout 2008, the U.S. Government intervened on an unprecedented scale as a lender of last resort. As a result, nearly all non-treasury bond sectors lost ground during the year as investors fled both investment grade and high yield debt in favor of the perceived safety of government bonds. This "flight to quality" drove treasury yields sharply lower, including the short-term treasury bill yield that fell to a "zero return."  In terms of sector performance this year, treasury bonds appreciated 13.74% while investment grade and high yield corporates declined -4.94% and -26.15%, respectively, as reported by Barclays Capital.

The Intermediate Bond Fund was not immune from the decline in non-treasury issues. Approximately 70% of the Fund's portfolio was invested in investment grade corporate and municipal bonds resulting in a negative -1.89% return last year. The Fund's benchmark index, Barclays Capital Intermediate Government/Credit Index, was up 5.08% with the major performance variance resulting from the collapse of Lehman Brothers.

Fund performance benefited from its exposure to the government agency sector, which at year end represented 11.90% of the portfolio, and from a security litigation settlement received in December 2008. Penalizing performance was the Fund's corporate holdings, specifically the Lehman Brothers 4.04%, due 02-09-2017 and 4.00%, due 04-16-2017 issues which defaulted in 2008. These Lehman Brothers bonds represented 0.60% of year end net asset value.

Looking ahead, both the U.S. and many foreign countries' economies will likely continue to slow. In our opinion, it will take time to correct the credit problems of the past decade. We believe the treasury markets are extremely over bought and offer minimal long-term capital appreciation potential. We intend to maintain our high quality corporate investment portfolio, upgrading whenever possible. As a defensive measure, we are maintaining a shorter average portfolio maturity, relative to the Fund's benchmark index while seeking to generate an average coupon return of approximately 5.50%.

Monetta Government Money Market Fund				Period ended December 31, 2008
Investment Objective:	7-Day Yield:	Average Days to Maturity:		Total Net Assets:
Income and Capital Preservation	0.74%+	79 Days		$10.4 million
PERFORMANCE:	Average Annual Total Return			$13,597
	1 Year	5 Year	10 Year	$13,323
Monetta Government Money Market Fund	2.24%+	2.99%+	3.12%+
Lipper US Gov’t Money Market Funds Avg.*	1.71%	2.68%	2.87%
Total Annual Operating Expenses - Gross** 1.04%
*Source Lipper

**Source Prospectus dated April 30, 2008. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 0.50% through December 31, 2009. For the Fund's current Expense Ratio, please refer to Page 33.

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Government Money Market Fund to the Lipper U.S. Government Money Market Funds Average.

The Lipper U.S. Government Money Market Funds Average is a performance benchmark which includes funds invested principally in financial instruments issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

+Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund’s operating expenses by the Advisor. Had fees not been waived, the 7-day yield would have been 0.18%, versus 0.74%, on December 31, 2008. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Please refer to the disclosures on pages 4 and 5.

Portfolio Composition		Allocation:
				% of Net Assets
		Government Obligations		99.71%
		Other Assets Less Liabilities		0.29%
		Total		100.00%

(A) Net of other assets and liabilities.
Commentary

The Monetta Government Money Market Fund gained 2.24% for the twelve months period ended December 31, 2008. This compared favorably to the Lipper U.S. Government Money Market Funds Average which gained 1.71%.

To no one's amazement, the fourth quarter of 2008 confirmed what we have all been living through for the whole year - the U.S. is experiencing its worst financial crisis since the Great Depression. The result has been a massive economic slowing and a liquidity crisis that the majority of investors would never have imagined possible in today's global financial marketplace. Few seers got both the direction and magnitude of the economic correction right. Even the most bearish prophet did not envision conservatorship for Fannie Mae and Freddie Mac, passing of major Wall Street firms, (Lehman, Bear Stearns, Merrill Lynch) and government rescues for a multitude of financial institutions. Many of us have experienced and survived bad recessions before but this time it is different because of the unprecedented lack of credit available to anyone - both business and consumer. The Federal Reserve has been forced to dramatically expand its balance sheet and become the lender of last resort for those deemed too big to fail.

For 2009, it appears that the Federal Reserve is poised to do whatever is necessary to revive the economy including using less conventional methods such as buying longer maturity treasuries, or agencies, to lower long term rates. We fully anticipate a rate cut in the next few weeks, with perhaps Federal Reserve funds reaching .25% by the end of the year. A second-half economic revival is possible but not probable. With the Group of Seven's (G7) economies in such a severe downturn, expansionary fiscal policies take time to become effective.

The Fund will continue to maintain overweight in agency discount notes due to the incremental yield available and will also continue to extend the average maturity. Portfolio extensions make sense in this environment because of the steepness of the short-term curve, record low short-term yield levels and reduced return expectations of cash and other short-term securities.

Disclosure of Fund Expenses	December 31, 2008

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2008 - December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/08	ENDING ACCOUNT VALUE 12/31/08	EXPENSES PAID DURING PERIOD* 7/1/08-12/31/08	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000	$709.16	$7.56	1.66%
Young Investor Fund	1,000	845.64	4.64	0.99%(a)
Mid-Cap Equity Fund	1,000	710.75	11.87	2.72%
Intermediate Bond Fund	1,000	961.50	8.45	1.72%
Gov’t Money Market Fund	1,000	1,008.23	1.55	0.31%(b)

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000	$1,016.84	$8.33	1.66%
Young Investor Fund	1,000	1,020.20	5.01	0.99%(a)
Mid-Cap Equity Fund	1,000	1,011.43	13.68	2.72%
Intermediate Bond Fund	1,000	1,016.52	8.65	1.72%
Gov’t Money Market Fund	1,000	1,023.68	1.56	0.31%(b)

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

(a) The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00% through December 31, 2010.

(b) The Adviser voluntarily waived the management fee and the Board of Trustees waived all of the Distribution and Service (12b-1) Fees resulting in an actual expense ratio of 0.31% versus 0.93%. The adviser is contractually committed to waive fees and/or reimburse expenses for the Gov’t Money Market Fund to the extent necessary to cap the annualized expense ratio at 0.50% through December 31, 2009.

Schedule of Investments	December 31, 2008
Monetta Fund
COMMON STOCKS – 91.0% NUMBER OF SHARES	VALUE
Airlines - 1.6%
*50,000 AMR Corp.	$ 533,500

Banks - 3.7%
8,500 State Street Corp.	334,305
11,000 Suntrust Banks, Inc.	324,940
20,000 Wells Fargo & Co.	589,600
1,248,845
Biotechnology - 1.7%
*10,000 Celgene Corp.	552,800

Chemicals - 7.5%
20,000 Potash Corp. of Saskatchewan, Inc.	1,464,400
7,000 The Sherwin-Williams Co.	418,250
18,000 The Mosaic Co.	622,800
2,505,450
Commercial Services - 3.9%
5,000 MasterCard, Inc. - CL A	714,650
11,000 Visa, Inc. - CL A	576,950
1,291,600
Computers - 5.5%
*7,000 Apple, Inc.	597,450
*40,000 EMC Corp.	418,800
10,000 Hewlett-Packard Co.	362,900
*11,000 Research in Motion Ltd.	446,380
1,825,530
Cosmetics/Personal Care - 1.9%
10,000 Proctor & Gamble Co.	618,200

Diversified Financial Services - 7.3%
100,000 Citigroup, Inc.	671,000
2,000 CME Group, Inc.	416,220
5,000 The Goldman Sachs Group, Inc.	421,950
*5,000 Intercontinental Exchange, Inc.	412,200
16,500 JPMorgan Chase & Co.	520,245
2,441,615
Electronics - 2.3%
*15,000 Dolby Laboratories, Inc.	491,400
*6,000 Sohu.com Inc.	284,040
775,440
Energy-Alternate Sources - 1.7%
*4,000 First Solar, Inc.	551,840

Engineering & Construction - 6.6%
12,000 Fluor Corp.	538,440
*30,000 Foster Wheeler Ltd.	701,400
20,000 Jacobs Engineering Group, Inc.	962,000
2,201,840
Environmental Control - 1.1%
*7,000 Stericycle, Inc.	364,560

Healthcare-Products - 1.8%
*10,000 IDEXX Laboratories, Inc.	360,800
*2,000 Intuitive Surgical, Inc.	253,980
614,780
Internet - 4.6%
*8,000 Amazon.com, Inc.	410,240
*3,700 Google, Inc. - CL A	1,138,305
1,548,545
Iron/Steel - 2.2%
20,000 United States Steel Corp.	744,000

Lodging - 3.7%
*80,000 Las Vegas Sands Corp.	474,400
*55,000 MGM Mirage, Inc.	756,800
1,231,200
Machinery- Construction & Mining - 1.3%
23,000 Bucyrus Int'l, Inc. - CL A	425,960

Media - 1.3%
*800,000 Sirius Satellite Radio, Inc.	96,000
15,000 The Walt Disney Co.	340,350
436,350
Metal Fabricate/Hardware - 1.8%
50,000 Commercial Metals Co.	593,500

Mining - 1.1%
15,000 Freeport-McMoran Copper & Gold, Inc. - CL B	366,600

Miscellaneous Manufacturing - 1.5%
30,000 General Electric Co.	486,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2008
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE
Oil & Gas - 8.3%
30,000 Chesapeake Energy Corp.	$ 485,100
*25,000 Petrohawk Energy Corp.	390,750
24,000 Petroleo Brasileiro S.A. - SP ADR (b)	587,760
*19,000 Southwestern Energy Co.	550,430
15,000 Suncor Energy, Inc.	292,500
*10,000 Transocean Ltd.	472,500
2,779,040
Oil & Gas Services - 3.7%
5,000 Core Laboratories N.V.	299,300
17,000 Halliburton Co.	309,060
15,000 Schlumberger Ltd.	634,950
1,243,310
Pharmaceuticals - 4.0%
*7,500 Express Scripts, Inc.	412,350
*10,000 Gilead Sciences, Inc.	511,400
*10,000 Medco Health Solutions, Inc.	419,100
1,342,850
Retail - 3.0%
10,000 McDonald's Corp.	621,900
20,000 PetSmart, Inc.	369,000
990,900
Software - 1.9%
15,000 Microsoft Corp.	291,600
*20,000 Oracle Corp.	354,600
646,200
Telecommunications - 2.4%
*20,000 Cisco Systems, Inc.	326,000
13,000 Qualcomm, Inc.	465,790
791,790
Transportation - 3.6%
10,000 Burlington Northern Santa Fe Corp.	757,100
13,000 Expeditors Int'l of Washington , Inc.	432,510
1,189,610

Total Common Stocks (Cost $40,759,812) (a)	30,341,855

EXCHANGE TRADED FUNDS - 2.0%
NUMBER OF SHARES
25,000 Ultra S&P 500 ProShares	657,750

Total Exchange Traded Funds (Cost $618,174) (a)	657,750

VARIABLE RATE DEMAND NOTES - 1.8%
NUMBER OF SHARES
332,300 American Family Financial Services Co. - 0.000%**	332,300
251,000 Corporate Central Credit Union - 0.118%**	251,000

Total Variable Rate Demand Notes (Cost $583,300) (a)	583,300

MUTUAL FUNDS - 5.8%
NUMBER OF SHARES
1,947,922 Monetta Gov't Money Market Fund (c)	1,947,922

Total Mutual Funds	1,947,922
(Cost $1,947,922) (a)

Total Investments - 100.6%	33,530,827
(Cost $43,909,208) (a)

Other Net Assets Less Liabilities - (0.6%)	(204,518)

Net Assets - 100%	$33,326,309

(a) Cost for tax purposes is $44,700,884; the aggregate gross unrealized appreciation for tax purposes is

$1,471,193 and aggregate gross unrealized depreciation for tax purposes is $12,641,250 resulting in net unrealized appreciation for tax purposes of $33,530,827. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) American Depository Receipt (ADR).

(c) Affiliated fund.

* Non-income producing security.

** Rate in effect at December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2008
Monetta Young Investor Fund
COMMON STOCKS - 47.7%	VALUE
NUMBER OF SHARES
Apparel - 1.7%
200 Nike, Inc. - CL B	$ 10,200

Beverages - 1.4%
185 The Coca-Cola Co.	8,375

Commercial Services - 3.6%
75 MasterCard, Inc. - CL A	10,720
200 Visa, Inc. - CL A	10,490
21,210
Computers - 2.9%
*200 Apple, Inc.	17,070

Cosmetics/Personal Care - 1.5%
140 Proctor & Gamble Co.	8,655

Diversified Financial Services - 2.3%
2,000 Citigroup, Inc.	13,420

Food - 1.8%
400 Kraft Foods, Inc. - CL A	10,740

Healthcare-Products - 2.5%
250 Johnson & Johnson	14,957

Internet - 4.9%
*200 Amazon.com, Inc.	10,256
*60 Google, Inc. - CL A	18,459
28,715
Machinery-Construction & Mining - 1.5%
200 Caterpillar, Inc.	8,934

Media - 3.3%
*8,000 Sirius Satellite Radio, Inc.	960
800 The Walt Disney Co.	18,152
19,112
Retail - 12.7%
*200 Chipotle Mexican Grill, Inc. - CL A	12,396
*250 Kohl's Corp.	9,050
300 McDonald's Corp.	18,657
400 PetSmart, Inc.	7,380
300 Target Corp.	10,359
300 Wal-Mart Stores, Inc.	16,818
74,660
Software - 3.3%
1,000 Microsoft Corp.	19,440

Toys/Games/Hobbies - 4.3%
300 Hasbro, Inc.	8,751
*325 Marvel Entertainment, Inc.	9,994
400 Mattel, Inc.	6,400
25,145

Total Common Stocks (Cost $333,921) (a)	$ 280,633

EXCHANGE TRADED FUNDS - 49.8% NUMBER OF SHARES
415 iShares S&P 100 Index Fund	17,945
300 iShares S&P 500 Index Fund	27,132
595 iShares S&P 500 Growth Index Fund	26,733
1,600 SPDR Trust Series 1	144,384
600 Vanguard Growth ETF	23,706
650 Vanguard Large-Cap ETF	26,487
650 Vanguard Value ETF	26,754

Total Exchange Traded Funds (Cost $418,384) (a)	293,141

VARIABLE RATE DEMAND NOTES - 4.5% NUMBER OF SHARES
6,800 American Family Financial Services Co. - 0.000%**	6,800
20,000 Corporate Central Credit Union - 0.118%**	20,000

Total Variable Rate Demand Notes (Cost $26,800) (a)	26,800

Total Investments - 102.0% (Cost $779,105) (a)	600,574

Other Net Assets Less Liabilities - (2.0%)	(11,806)

Net Assets - 100%	$ 588,768

(a) Cost for book and tax purposes is $785,209; the aggregate gross unrealized appreciation is $10,118 and aggregate gross unrealized depreciation is $194,753, resulting in net unrealized appreciation of $600,574.

* Non-income producing security.

** Rate in effect at December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2008
Monetta Mid-Cap Equity Fund
COMMON STOCKS – 90.9%	VALUE
NUMBER OF SHARES
Airlines - 3.5%
*3,500 AMR Corp.	$ 37,345
5,000 Southwest Airlines Co.	43,100
80,445
Banks - 4.5%
9,000 Huntington Bancshares, Inc.	68,940
1,400 Zions Bancorporation	34,314
103,254
Biotechnology - 3.5%
*500 Celgene Corp.	27,640
*2,000 Illumina, Inc.	52,100
79,740
Chemicals - 7.2%
1,000 Airgas, Inc.	38,990
1,500 CF Industries Holdings, Inc.	73,740
1,200 FMC Corp.	53,676
166,406
Commercial Services - 8.6%
*1,100 Apollo Group, Inc. - CL A	84,282
*2,500 Quanta Services, Inc.	49,500
1,200 Visa, Inc. - CL A	62,940
196,722
Computers - 3.7%
*1,000 Apple, Inc.	85,350

Diversified Financial Services - 2.3%
8,000 Citigroup, Inc.	53,680

Energy-Alternate Sources - 3.0%
*500 First Solar, Inc.	68,980

Engineering & Construction - 6.0%
*3,000 Foster Wheeler Ltd.	70,140
*1,400 Jacobs Engineering Group, Inc.	67,340
137,480
Food - 3.8%
3,000 Corn Products Int'l, Inc.	86,550

Healthcare-Products - 4.6%
*2,100 Immucor, Inc.	55,818
*400 Intuitive Surgical, Inc.	50,796
106,614
Healthcare-Services - 2.0%
*1,000 Covance, Inc.	46,030

Lodging - 3.0%
*5,000 MGM Mirage, Inc.	68,800

Machinery-Construction & Mining - 2.4%	55,560
3,000 Bucyrus Int'l, Inc. - CL A

Machinery-Diversified - 5.7%
1,600 Flowserve Corp.	82,400
1,100 Roper Industries, Inc.	47,751
130,151
Metal Fabricate/Hardware - 2.6%
5,000 Commercial Metals Co.	59,350

Miscellaneous Manufacturing - 2.1%
3,000 Trinity Industries, Inc.	47,280

Oil & Gas - 9.3%
500 Diamond Offshore Drilling, Inc.	29,470
*4,800 Petrohawk Energy Corp.	75,024
*2,500 Southwestern Energy Co.	72,425
*1,100 Ultra Petroleum Corp.	37,961
214,880
Pharmaceuticals - 3.0%
*900 Cephalon, Inc.	69,336

Retail - 5.6%
*2,000 Aeropostale, Inc.	32,200
*800 Chipotle Mexican Grill, Inc. - CL A	49,584
1,600 Ross Stores, Inc.	47,568
129,352
Software - 2.1%
*2,000 VMWare, Inc.	47,380

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2008
Monetta Mid-Cap Equity Fund (Cont’d)
NUMBER OF SHARES	VALUE
Telecommunications - 2.4%
*3,000 NII Holdings, Inc.	$ 54,540

Total Common Stocks (Cost $2,381,180) (a)	2,087,880

EXCHANGE TRADED FUNDS - 4.6%
NUMBER OF SHARES
4,000 Ultra S&P 500 ProShares	105,240

Total Exchange Traded Funds (Cost $101,550) (a)	105,240

VARIABLE RATE DEMAND NOTES - 9.4%
NUMBER OF SHARES
108,200 American Family Financial Services Co. - 0.000%**	108,200
107,400 Corporate Central Credit Union - 0.118%**	107,400

Total Variable Rate Demand Notes (Cost $215,600) (a)	215,600

Total Investments - 104.9% (Cost $2,698,330) (a)	2,408,720

Other Net Assets Less Liabilities - (4.9%)	(110,766)

Net Assets - 100%	$ 2,297,954

(a) Cost for tax purposes is $2,719,826; the aggregate gross unrealized appreciation for tax purposes is $132,136 and aggregate gross unrealized depreciation for tax purposes is $443,242, resulting in net unrealized appreciation for tax purposes of $2,408,720. The difference between book basis and tax basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

* Non-income producing security.

** Rate in effect at December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2008
Monetta Intermediate Bond Fund
CORPORATE BONDS – 54.2%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Auto - 0.5%
25,000 Daimler Finance NA LLC 5.900%	08/15/11	$19,669

Banks – 7.9%
50,000 BankAmerica Institutional - A 8.070%	12/31/26	41,095
80,000 M&I Marshall & Ilsley Bank 5.150%	02/22/12	72,374
125,000 Royal Bank of Scotland Group PLC 9.118%	03/31/49	106,746
86,000 Unionbancal Corp. 5.250%	12/16/13	73,335
		293,550
Chemicals - 2.9%
100,000 PPG Industries, Inc. 7.400%	08/15/19	106,941

Electric - 6.5%
23,000 Consolidated Edison Co. of New York 6.900%	10/01/28	22,533
75,000 Pepco Holdings, Inc. 6.450%	08/15/12	70,030
150,000 Westar Energy, Inc. 7.125%	08/01/09	149,388
		241,951
Energy - 3.2%
100,000 Chesapeake Energy Corp. 6.625%	01/15/16	79,500
50,000 Chesapeake Energy Corp. 7.250%	12/15/18	39,250
		118,750
Finance - 8.0%
100,000 American Express 7.000%	03/19/18	101,285
100,000 Caterpillar Financial Services Corp. 5.600%	04/15/13	99,027
*205,000 Lehman Brothers Holdings 0.000%**	02/09/17	19,475
*30,000 Lehman Brothers Holdings 0.000%**	04/16/19	3,000
35,000 SLM Corp. 5.125%	08/27/12	26,213
65,000 SLM Corp. 5.375%	01/15/13	47,693
		296,693
Insurance - 9.1%
82,000 CNA Financial Corp. 6.950%	01/15/18	56,053
72,000 GE Global Insurance Holdings 7.500%	06/15/10	71,488
30,000 Principal Life, Inc. 7.410%**	10/01/14	16,703
150,000 Protective Life Secured Trusts 5.450%	09/28/12	131,708
75,000 Reinsurance Group of America 6.750%	12/15/11	64,634
		340,586
Mortgage/Asset Backed - 0.1%
4,955 Bear Stearns Commercial Mortgage Securities, Inc. 6.440%	06/16/30	4,937

Pipelines - 5.6%
250,000 Enbridge Energy Partners 7.000%	10/01/18	209,207

Telephone - 7.3%
125,000 Deutsche Telekom Int'l Finance 8.500%	06/15/10	128,803
135,000 France Telecom 7.750%	03/01/11	142,131
		270,934

Wireless Equipment - 3.1%	05/15/25	54,882
100,000 Motorola Inc. 7.500%	06/15/23	59,670
75,000 Qwest Corp. 7.500%		114,552

TOTAL CORPORATE BONDS (Cost $2,514,007) (a)		$2,017,770

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2008
Monetta Intermediate Bond Fund (Cont’d)
	MATURITY DATE	VALUE
U.S. GOVERNMENT AGENCIES - 11.9%
PRINCIPAL AMOUNT
50,000 Federal Home Loan Mtg Corp. 4.625%	07/09/13	$ 50,034
350,000 Private Export Funding 5.685%	05/15/12	392,889

Total U.S. Government Agencies (Cost $411,272) (a)		442,923

U.S. TREASURY NOTES - 7.8%
PRINCIPAL AMOUNT
240,000 U.S. Treasury Note 5.125%	05/15/16	290,681

Total U.S. Treasury Notes (Cost $242,782) (a)		290,681

MUNICIPAL BONDS - 14.4%
PRINCIPAL AMOUNT
100,000 Dallas Fort Worth Texas Int'l Airport Revenue 5.000%	11/01/10	100,080
130,000 Sapulpa Oklahoma Municipal Authority 6.250%	07/01/23	122,676
100,000 Schenectady NY Metroplex Development Authority 5.000%	08/01/19	94,860
225,000 Worcester Mass Pension Funding Loan 6.250%	01/01/28	216,497

Total Municipal Bonds (Cost $547,457) (a)		534,113

VARIABLE RATE DEMAND NOTES - 10.1%
PRINCIPAL AMOUNT
187,000 American Family Financial Services Co. - 0.000%**		187,000
188,100 Corporate Central Credit Union - 0.118%**		188,100

Total Variable Rate Demand Notes (Cost $375,100) (a)		375,100

Total Investments - 98.4% (Cost $4,090,618) (a)		3,660,587

Other Net Assets Less Liabilities - 1.6%		61,439

Net Assets- 100%		$3,722,026

(a) Cost for book and tax purposes is $4,090,618; the aggregate gross unrealized appreciation is $83,262 and aggregate gross unrealized depreciation is $513,293, resulting in net unrealized appreciation of $3,660,587.

* Non-income producing security.

** Rate in effect at December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2008
Monetta Government Money Market Fund
FEDERAL HOME LOAN BANK – 38.3%	VALUE
PRINCIPAL AMOUNT
925,000 2.750% Due 01/20/09	$ 923,877
1,025,000 0.350% Due 05/04/09	1,023,775
900,000 0.371% Due 04/16/09	899,026
1,145,000 1.803% Due 01/30/09	1,143,337
3,990,015
FEDERAL HOME LOAN MORTGAGE CORP. - 23.3%
PRINCIPAL AMOUNT
715,000 0.700% Due 03/23/09	713,874
740,000 1.950% Due 03/10/09	737,274
975,000 0.511% Due 02/04/09	974,529
2,425,677
FEDERAL NATIONAL MORTGAGE ASSOC. - 33.3%
PRINCIPAL AMOUNT
600,000 7.250% Due 01/15/10	638,140
780,000 0.900% Due 02/18/09	779,064
925,000 2.900% Due 01/14/09	924,048
1,125,000 0.800% Due 03/16/09	1,123,283
3,464,535

FARMER MAC DISCOUNT NOTE - 4.8%
PRINCIPAL AMOUNT
500,000 1.060% Due 02/26/09	499,176

Total Investments - 99.7% (Cost $10,379,403) (a)	10,379,403

Other Net Assets Less Liabilities - 0.3%	30,620

Net Assets - 100%	$10,410,023

(a) Cost is identical for book and tax purposes.

The accompanying notes are an integral part of these financial statements.

Statements Of Assets And Liabilities (In Thousands, Except Per Share)		December 31, 2008
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Assets:
Investments at market value, except for the Government Money Market Fund which is at amortized cost (cost: $41,961; $779; $2,698; $4,091; $10,379)
	$31,583	$601	$2,409	$3,661	$10,379
Investments in affiliated funds (cost $1,948, Note 2)	1,948	0	0	0	0
Cash	0	2	10	15	18
Receivables:
Interest and dividends	46	2	2	57	20
Fund shares sold	0	0	62	0	0
Other assets	15	17	12	12	15
Total Assets	33,592	622	2,495	3,745	10,432
Liabilities:
Payables:
Custodian bank	1	0	0	0	0
Investment advisory fees (Note 2)	26	(a)	2	1	0
Distribution and service charges payable	0	(a)	2	1	0
Investments purchased	151	16	171	0	0
Income distribution payable	0	0	0	0	9
Accrued expenses	88	17	22	21	13
Total Liabilities	266	33	197	23	22
Net Assets	33,326	589	2,298	3,722	10,410

Analysis of net assets:
Paid in capital (b)	53,644	774	7,503	4,051	10,410
Accumulated undistributed net investment income (loss)	0	0	0	0	0
Accumulated undistributed net realized gain (loss)	(9,940)	(6)	(4,915)	101	0
Net unrealized depreciation on investments	(10,378)	(179)	(290)	(430)	0
Net Assets	$33,326	$589	$2,298	$3,722	$10,410

Shares of capital stock	3,859
Shares of beneficial interest issued outstanding		78	463	391	10,410
Net asset value, offering price and redemption price per share	$8.64	$7.54	$4.96	$9.51	$1.00

(a) Rounds to less than $1,000.

(b) Monetta Fund - $39 of $.01 par value and $53,605 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements Of Operations (In Thousands)		For The Year Ended December 31, 2008
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Investment income and expenses:
Investment income:
Interest	$76	$1	$6	$277	$203
Dividend	482	11	35	0	0
Miscellaneous	(a)	0	5	4	0
Total investment Income	558	12	46	281	203

Expenses:
Investment advisory fee (Note 2)	500	3	28	17	21
Distribution expense (Note 6)	0	2	9	12	8
Accounting expense	30	0	5	4	3
Admin/Compliance expense	30	0	5	4	3
Custodial fees and bank cash management fee	21	4	4	2	3
State registration	11	15	10	11	9
Transfer and shareholder servicing agent fee	161	24	21	15	16
Audit/Tax	39	10	12	12	7
Legal	44	1	4	5	4
Printing	22	(a)	2	1	1
Other	21	2	4	4	2
Total expenses	879	61	104	87	77
Expenses waived/reimbursed	0	(53)	0	0	(50)
Fees paid indirectly (Note 7)	(8)	(2)	(3)	(3)	(1)
Expenses net of waived/reimbursed expenses and fees paid indirectly	871	6	101	84	26
Net investment income (loss)	(313)	6	(55)	197	177
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments: Proceeds from sales	83,995	780	8,151	5,117	38,360
Cost of securities sold	93,556	789	9,046	5,132	38,360
Net realized gain (loss) on investments	(9,561)	(9)	(895)	(15)	0
Gains from class action lawsuits	25	3	14	142	0
Total net realized gain (loss) on investments	(9,536)	(6)	(881)	127	0
Net unrealized appreciation (depreciation) on investments:
Beginning of year	11,072	11	1,145	36	0
End of year	(10,378)	(179)	(290)	(430)	0
Net change in net unrealized appreciation (depreciation) on investments during the year	(21,450)	(190)	(1,435)	(466)	0
Net realized and unrealized gain (loss) on investments	(30,986)	(196)	(2,316)	(339)	0
Net increase (decrease) in net assets from operations	$(31,299)	$(190)	$(2,371)	$(142)	$177

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)	For The Years Ended December 31
	Monetta Fund		Young Investor Fund

	2008	2007	2008	2007
From investment activities:

Operations:
Net investment income (loss)	$ (313)	$ (101)	$ 6	$ 3
Net realized gain (loss) on investments	(9,536)	10,921	(6)	(a)
Net change in net unrealized appreciation (depreciation) on investments during the period	(21,450)	4,022	(190)	13
Net increase (decrease) in net assets from operations	(31,299)	14,842	(190)	16
Distribution from net investment income	0	0	(6)	(3)
Distribution from net realized gains	0	0	0	0
Increase (decrease) in net assets from investment activities	(31,299)	14,842	(196)	13
From capital transactions (Note 4):
Proceeds from shares sold	3,558	3,364	172	265
Net asset value of shares issued through dividend reinvestment	0	0	6	3
Cost of shares redeemed	(6,642)	(7,221)	(11)	(10)
Increase (decrease) in net assets from capital transactions	(3,084)	(3,857)	167	258
Total increase (decrease) in net assets	(34,383)	10,985	(29)	271
Net assets at beginning of year	67,709	56,724	618	347
Net assets at end of year	$ 33,326	$ 67,709	$ 589	$ 618
Accumulated undistributed net investment income	$ 0	$ 0	$ 0	$ (a)

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)
	Mid-Cap Equity Fund		Intermediate Bond Fund		Government Money Market Fund

	2008	2007	2008	2007	2008	2007
From investment activities:

Operations:
Net investment income (loss)	$ (55)	$ (82)	$ 197	$ 245	$ 177	$ 293
Net realized gain on investments	(881)	888	127	42	0	0
Net change in net unrealized appreciation (depreciation) on investments during the period	(1,435)	(70)	(466)	74	0	0
Net increase (decrease) in net assets from operations	(2,371)	736	(142)	361	177	293
Distribution from net investment income	0	0	(197)	(245)	(177)	(293)
Distribution from net realized gains	0	0	0	0	0	0
Increase (decrease) in net assets from investment activities	(2,371)	736	(339)	116	0	0
From capital transactions (Note 4):
Proceeds from shares sold	90	237	900	248	9,588	2,583
Net asset value of shares issued through dividend reinvestment	0	0	160	196	189	292
Cost of shares redeemed	(1,325)	(1,106)	(2,503)	(2,170)	(5,242)	(3,383)
Increase (decrease) in net assets from capital transactions	(1,235)	(869)	(1,443)	(1,726)	4,535	(508)
Total increase (decrease) in net assets	(3,606)	(133)	(1,782)	(1,610)	4,535	(508)
Net assets at beginning of year	5,904	6,037	5,504	7,114	5,875	6,383
Net assets at end of year	$ 2,298	$5,904	$ 3,722	$ 5,504	$ 10,410	$ 5,875
Accumulated undistributed net investment income	$ 0	$ 0	$ 0	$ (a)	$ 0	$ 0

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements	December 31, 2008

1. SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in other funds, including exchange traded funds (ETF’s), seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a)

Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations pro-vided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities held by the Government Money Market Fund are valued utilizing the amortized cost method, permitted in accordance with Rule 2(a)-7 under the 1940 Act, which amortizes discount/premium on a constant basis to the maturity of the security.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

Notes To Financial Statements	December 31, 2008

(b)

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)

General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are eported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d)

 Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund
2009			$2,425,636
2010	$286,274		$1,589,213
2011
2012			$3,355
2013
2014
2015		$329
2016	$7,169,765		$671,399
Total	$7,456,039	$329	$4,689,603	$0

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year. The amount of post October 31 losses for the Monetta Fund and the Monetta Mid-Cap Equity Fund are $1,863,637 and $203,734, respectively.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The tax periods open to examination by the Internal Revenue Service and the Illinois Department of Revenue include the fiscal years ended December 31, 2008, 2007, 2006 and 2005. As a result, the Funds have evaluated the implications of FIN 48 and determined that there is no material impact on the financial statements.

Notes To Financial Statements	December 31, 2008

(e)

Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2008 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $312,853 and $55,444, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC). In addition, the Monetta Fund recorded a permanent reclassification of $264,240 between accu-mulated undistributed net realized gain (loss) and accumulated paid-in-capital (APIC) to properly reflect the classification of income received as a capital gain rather than dividend income.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Undistributed Ordinary Income	___	___	___	___	$8,965
Undistributed Long-Term Capital Gain	___	___	___	$101,474	___

The tax character of distributions paid during the calendar year ended December 31, 2008, were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Ordinary Income	___	$5,681	___	$197,355	$191,615
Long-Term Capital Gain	___	___	___	___	___

(f)

Fair Value Measurements

On September 15, 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157"), effective for fiscal years beginning   after November 15, 2007 and interim periods within those fiscal years.  In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distin  guish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable   inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would   use in pricing an asset or liability developed based on the best information available in the circum-stances (unobservable inputs) and to establish classification of fair value measurements for disclosure purpos  es. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes To Financial Statements	December 31, 2008

The following table summarizes the respective Fund's investments at December 31, 2008, based on the inputs used to value them
(in thousands):

INVESTMENTS IN SECURITIES
Fund	(Level 1)	(Level 2)	(Level 3)	Total
MONETTA FUND	$31,000	$2,531	$0	$33,531
YOUNG INVESTOR FUND	$574	$27	$0	$601
MID-CAP EQUITY FUND	$2,193	$216	$0	$2,409
INTERMEDIATE BOND FUND	$0	$3,661	$0	$3,661
GOVERNMENT MONEY MARKET FUND	$0	$10,379	$0	$10,379

For the Government Money Market Fund, the investments are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, however, since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

2.

RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2008, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund	0.55% of total net assets
Monetta Intermediate Bond Fund	0.35% of total net assets
Monetta Government Money Market Fund	0.25% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping. Investment advisory fees waived, and 12B-1 fees waived, through December 31, 2008 for the Government Money Market Fund were $20,652 and $8,261, respectively.

Investments for the Monetta Fund, as reported on the Statement of Assets and Liabilities at December 31, 2008, includes $1,947,922 of the Monetta Government Money Market Fund, an affiliated fund.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser and Ambassador Capital Management, LLC, Sub-Adviser, as approved by the respective Funds' Boards effective October 1, 2004. Services provided include performing daily fund accounting and administration, report preparation and related compliance services.

Monetta Financial Services, Inc., as of December 31, 2008, owned 3,464 shares or 4.44% of the Young Investor Fund; 2,208 shares or 0.48% of the Mid-Cap Equity Fund; 59,476 shares or 0.57% of the Government Money Market Fund and 1,275 shares or 0.03% of the Monetta Fund.

Notes To Financial Statements	December 31, 2008

3.

SUB-ADVISERS:

Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC. Ambassador has been sub-adviser to the Government Money Market Fund since December,   2001 and sub-adviser to the Intermediate Bond Fund from December 2001 through November 2006.  The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser for the Government Money Market   Fund’s Net Assets in excess of $30 million are 20% of the fee charged by the Adviser. On March 29, 2007, the Monetta Intermediate Bond Fund shareholders approved the Sub-Advisory agreement the Adviser entered into with Belle Haven Investments L.P. to manage the Intermediate Bond Fund. The sub-advisory fees paid to Belle Haven Investments L.P. by the Adviser is 0.25%.

4.

CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Young Investor Fund (Inception 12/12/06)	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
2007 Beginning Shares	4,400,162	34,878	722,457	717,722	6,382,743
Shares sold	214,650	25,266	25,544	24,805	2,582,908
Shares issued upon dividend reinvestment	0	301	0	19,630	292,074
Shares redeemed	(503,690)	(1,019)	(120,607)	(217,450)	(3,382,304)
Net increase (decrease) in shares outstanding	(289,040)	24,548	95,063	(173,015)	(507,322)
2008 Beginning Shares	4,111,122	59,426	627,394	544,707	5,875,421
Shares sold	246,193	19,159	12,401	88,304	9,588,032
Shares issued upon dividend reinvestment	0	764	0	16,330	188,723
Shares redeemed	(498,311)	(1,287)	(176,323)	(258,056)	(5,242,153)
Net increase (decrease) in shares outstanding	(252,118)	18,636	(163,922)	(153,422)	4,534,602
Ending Shares	3,859,004	78,062	463,472	391,285	10,410,023

5.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2008, excluding short-term securities were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$81,775,821	$83,995,200
Monetta Young Investor Fund	942,972	780,473
Monetta Mid-Cap Equity Fund	6,890,000	8,150,939
Monetta Intermediate Bond Fund	3,794,318	5,117,120

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers for the Intermediate Bond Fund were $2,930,261 and $3,594,353, respectively.

6.

DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.

7.

FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars).  These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the Other Expenses line in the Statement of Operations.  For the year ended December 31, 2008, fees paid indirectly were as follows:  Monetta Fund, $7,834; Young Investor Fund, $2,290; Mid-Cap Equity Fund, $3,026; Intermediate Bond Fund, $3,297 and Government Money Market Fund $1,132.

Notes To Financial Statements	December 31, 2008

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund
	2008	2007	2006	2005	2004
Net asset value at beginning of year	$16.469	$12.891	$11.992	$10.391	$10.252
Net investment income (loss)	(0.078)	(0.024)	(0.060)	(0.053)	0.012
Net realized and unrealized gain (loss) on investments	(7.756)	3.603	0.959	1.654	0.139
Total from investment operations	(7.834)	3.578	0.899	1.601	0.151
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	(0.012)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	(0.012)
Net asset value at end of year	$8.635	$16.469	$12.891	$11.992	$10.391
Total return	(47.54%)	27.77%	7.51%	15.40%	1.49%
Ratios to average net assets:
Expenses - Net	1.66%	1.61%	1.65%	1.75%	1.43%
Expenses - Gross (a)	1.67%	1.62%	1.65%	1.78%	1.60%
Net investment income (loss)	(0.60%)	(0.17%)	(0.48%)	(0.48%)	0.12%
Portfolio turnover	157.6%	184.3%	157.9%	170.2%	385.8%
Net assets ($ in thousands)	$33,326	$67,709	$56,724	$59,325	$58,186

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2008

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Young Investor Fund	2008	2007	2006 12/12/2006 to 12/31/2006 (1)
Net asset value at beginning of period	$10.402	$9.940	$10.000
Net investment income	0.083	0.074	0.028
Net realized and unrealized gain (loss) on investments	(2.869)	0.441	(0.063)
Total from investment operations	(2.786)	0.515	(0.035)
Less:
Distributions from net investment income	(0.074)	(0.054)	(0.025)
Distributions from short-term capital gains, net	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000
Total distributions	(0.074)	(0.054)	(0.025)
Net asset value at end of period	$7.542	$10.402	$9.940
Total return	(26.78%)	5.16%	(035%)*
Ratios to average net assets:
Expenses - Net	0.99%	1.00%	0.94%**
Expenses - Gross (a)	10.06%	16.58%	14.83%**
Net investment income	0.92%	0.71%	1.22%**
Portfolio turnover	130.2%	24.1%	0%*
Net assets ($ in thousands)	$589	$618	$347

*  As reported for the period - not annualized.

** As reported for the period - annualized.

(1) The Young Investor Fund commenced operations on December 12, 2006, its inception date. During the period, the fund recorded certain expenses, including audit/tax and state registration, that more generally reflect a fund’s annual operations.

(a) Gross expense ratio reflects fees waived/reimbursed and indirect expenses paid. For the Young Investor Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 9.69% and 16.18% for the years ended December 31, 2008 and 2007, respectively.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements		December 31, 2008
Mid-Cap Equity Fund
	2008	2007	2006	2005	2004
Net asset value at beginning of year	$9.410	$8.356	$7.976	$7.119	$7.100
Net investment income (loss)	(0.110)	(0.124)	(0.118)	(0.095)	(0.064)
Net realized and unrealized gain (loss) on investments	(4.343)	1.179	0.498	0.952	0.083
Total from investment operations	(4.453)	1.054	0.380	0.857	0.019
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000
Net asset value at end of year	$4.957	$9.410	$8.356	$7.976	$7.119
Total return	(47.29%)	12.56%	4.76%	12.08%	0.28%
Ratios to average net assets:
Expenses - Net	2.72%	2.14%	2.16%	2.31%	1.70%
Expenses - Gross (a)	2.81%	2.19%	2.16%	2.34%	1.98%
Net investment loss	(1.49%)	(1.35%)	(1.43%)	(1.29%)	(0.97%)
Portfolio turnover	191.1%	135.1%	130.5%	175.0%	311.1%
Net assets ($ in thousands)	$2,298	$5,904	$6,037	$6,913	$7,246

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2008
Intermediate Bond Fund
	2008	2007	2006	2005	2004
Net asset value at beginning of year	$10.104	$9.911	$9.969	$10.190	$10.500
Net investment income	0.398	0.388	0.354	0.319	0.324
Net realized and unrealized gain (loss) on investments	(0.588)	0.200	(0.007)	(0.215)	(0.079)
Total from investment operations	(0.190)	0.588	0.347	0.104	0.245
Less:
Distributions from net investment income	(0.402)	(0.395)	(0.361)	(0.317)	(0.325)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	(0.044)	(0.008)	(0.230)
Total distributions	0.000	(0.395)	(0.405)	(0.325)	(0.555)
Net asset value at end of year	$9.512	$10.104	$9.911	$9.969	$10.190
Total return	(1.89%)	6.02%	3.54%	1.05%	2.38%
Ratios to average net assets:
Expenses - Net	1.72%	1.66%	1.45%	1.52%	1.19%
Expenses - Gross (a)	1.79%	1.71%	1.45%	1.52%	1.19%
Net investment income	4.04%	3.89%	3.57%	3.15%	2.98%
Portfolio turnover	79.4%	68.0%	31.9%	18.3%	61.7%
Net assets ($ in thousands)	$3,722	$5,504	$7,114	$8,237	$9,658

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2008
Government Money Market Fund
	2008	2007	2006	2005	2004
Net asset value at beginning of year	$1.00	$1.00	$1.000	$1.000	$1.000
Net investment income	0.021	0.048	0.047	0.025	0.008
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.021	0.048	0.047	0.025	0.008
Less:
Distributions from net investment income	(0.021)	(0.048)	(0.047)	(0.025)	(0.008)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	(0.021)	(0.048)	(0.047)	(0.025)	(0.008)
Net asset value at end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	2.24%	4.88%	4.49%	2.54%	0.86%
Ratios to average net assets:
Expenses – Net (a)	0.31%	0.30%	0.51%	0.63%	0.49%
Expenses - Gross (b)	0.93%	1.04%	1.44%	2.04%	1.43%
Net investment income	2.14%	4.76%	4.46%	2.53%	0.85%
Portfolio turnover	N/A	N/A	N/A	N/A	N/A
Net assets ($ in thousands)	$10,410	$5,875	$6,383	$3,214	$3,148

(a) The net expense ratio is after waived/reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 0.91% and 1.03% for the years ended December 31, 2008 and December 31, 2007, respectively. There were no indirect expenses paid for the years ended December 31, 2006, 2005 and 2004, respectively.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust’s custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Trustees and the Shareholders

Monetta Fund, Inc. and Monetta Trust:

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and liabilities of the Monetta Fund, Inc. and the Monetta Trust – comprised of the Young Investor Fund, Mid-Cap Equity Fund, Intermediate Bond Fund, and Government Money Market Fund, collectively referred to as the “Funds”, including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from December 12, 2006, commencement of operations, to December 31, 2006, and the years ended December 31, 2007 and December 31, 2008, for the Young Investor Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc. and Monetta Trust as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from December 12, 2006, commencement of operations, to December 31, 2006 and the years ended December 31, 2007 and December 31, 2008, for the Young Investor Fund), in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 13, 2009

Other Information	December 31, 2008

BOARD APPROVAL OF ADVISORY AGREEMENTS - PROCESS OF ANNUAL REVIEW

The Board of Directors of the Monetta Fund (the "Directors") oversees the management of the Monetta Fund and the Board of Trustees of the Monetta Trust (the "Trustees") oversees the management of each Fund in the Monetta Trust.  As required by law, as well as the terms of each investment advisory and subadvisory agreement with respect to the Funds in the Monetta Family, the Directors and Trustees determine annually whether to approve the continuance of each investment advisory agreement (each an "Advisory Agreement" and, together, the "Advisory Agreements") with Monetta Financial Services, Inc. (the "Adviser") regarding all of the Funds in the Monetta Family. The Trustees also determine annually whether to approve the continuance of the subadvisory agreements (the "Ambassador Agreement" and "Belle Haven Agreement") with Ambassador Capital Management, LLC ("Ambassador") regarding the Monetta Government Money Market Fund and with Belle Haven Investments, LP ("Belle Haven") regarding the Monetta Intermediate Bond Fund.  The Advisory Agreements were originally entered into on December 3, 2001, and require annual approval by the Directors, including a majority of the Independent Directors, of the Monetta Fund and also by the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  The Ambassador Agreement was also originally entered into on December 3, 2001, and requires the annual approval of the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  The Belle Haven Agreement was originally entered into on March 29, 2007, and has an initial term through March 2009 and requires annual approval by the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  As a part of this process, the Independent Directors and Independent Trustees of the Monetta Family, with the assistance of counsel for the Independent Directors and Independent Trustees, prepared questions which were submitted to the Adviser in anticipation of the annual contract review (the "15c Questions"). Effective January 27, 2009, Belle Haven ceased serving as Sub-Adviser to the Intermediate Bond Fund and the Adviser is now that Fund’s sole manager.

At the November 10, 2008 Board meeting, the Directors and Trustees, including the Independent Directors and Trustees, reviewed the Adviser's responses to the 15c Questions and evaluated all information which they deemed reasonably necessary in the circumstances. The materials reviewed included:

(i)	information on the investment performance of each Fund in the Monetta Family in the past year and over longer periods against a peer group of funds;
(ii)	sales and redemption data for each of the Funds;
(iii)	information concerning the expense ratios of each of the Funds, compared against a peer group of funds; and
(iv)	the management fees and fee structure for each Fund, and the Adviser's and Ambassador's operations and financial condition.

The Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser, Ambassador and Belle Haven with respect to the Funds.  The Boards reviewed the Advisory, Ambassador and Belle Haven Agreements and considered a number of factors including, without limitation, materials regarding the Adviser which were previously provided to the Boards (including material provided at earlier Board meetings during 2008), the management and advisory needs of the Funds, the nature, extent and quality of services provided by the Adviser, Ambassador and Belle Haven, the profitability of the Adviser, economies of scale, the management fee structures, comparative performance of the Funds, comparative expense ratios of the Funds, assets under management with the Adviser, Ambassador and Belle Haven, total management fees received by the Adviser, the Funds' brokerage policies, the Adviser's compliance policies and procedures, and ownership and control of the Adviser, Ambassador and Belle Haven.

Upon completion of this review, the Independent Directors and the Independent Trustees, each voting separately, and the full Boards unanimously voted to continue the Advisory Agreement with respect to all the Funds of the Monetta Family.  The Independent Trustees voting separately and the full Board of the Monetta Trust unanimously voted to continue the Ambassador Agreement with respect to the Monetta Government Money Market Fund and the Belle Haven Agreement with respect to the Monetta Intermediate Bond Fund.  Each of the Advisory Agreement, the Ambassador Agreement and the Belle Haven Agreement are subject to termination without penalty with respect to any Fund at any time upon 60 days' written notice by the vote of the applicable Board, by a majority vote of the shareholders, or by the Adviser.

REASONS THE BOARDS APPROVED CONTINUATION OF THE ADVISORY, AMBASSADOR AND BELLE HAVEN AGREEMENTS

The Boards' determinations were based upon a comprehensive consideration of all information provided to the Boards, and were not the result of any single factor.  The following facts and conclusions were important, but not exclusive, in the Boards' decisions to renew the Advisory, Ambassador and Belle Haven Agreements.  The Boards noted the importance of reviewing quantitative measures, but also recognize that qualitative factors could be equally or more important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the investment advisory agreements.  They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Boards who take many factors, including those listed below, into consideration in representing the shareholders of the Funds.

The Independent Directors and Trustees and the whole Boards generally considered the following factors:  (i) the management and advisory needs of the Funds; (ii) the nature and quality of the services provided by the Adviser, Ambassador and Belle Haven in relation to the fee paid; (iii) the profitability to the Adviser, Ambassador and Belle Haven (including an analysis of the Adviser's cost of providing services); (iv) whether the Adviser is enjoying economies of scale and is sharing the benefits of such economies with fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to the Adviser, Ambassador and Belle Haven from managing a Fund (i.e. indirect revenues to the Adviser, Ambassador or Belle Haven attributable in some way to the existence of a fund, including administration revenues to an affiliate of the Adviser, Ambassador or Belle Haven).

The Boards reviewed the profitability of the Adviser and its affiliates, and their ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Monetta Family.  The Boards reviewed past initiatives implemented to cut or control expenses of the Funds in the Monetta Trust.  The Boards expressed their concern about the high expense ratios of certain of the smaller Funds in the Monetta Trust, and encouraged the Adviser to continue to pursue appropriate expense reduction strategies or strategic alternatives for the smaller Funds, including marketing initiatives. As in past years, the Trustees considered whether the expense levels of smaller Funds were so high that liquidation or other strategic actions should be taken. The Boards reviewed the net asset values of each Fund.  The Boards discussed the total revenues and fall-out benefits to the Adviser and its affiliates from the Advisory Agreements, and the limited profitability of the Adviser, whose only clients are the Monetta Fund and the Monetta Trust.  The Boards also acknowledged that the fee schedules for the equity Funds (the Monetta Fund, Mid-Cap Equity Fund, and the Young Investor Fund) each contained break-points. Finally, the Board of the Trust noted that while the fee schedules for the Intermediate Bond Fund and Government Money Market Fund did not contain break-points, those Funds' fee schedules were lower than the equity funds and it is more common for these types of funds not to contain break-points in their fee schedules.

In their approval of the continuation of the Advisory Agreement, the Boards found that the advisory fee for each Monetta Family Fund was reasonable in light of the nature, quality and extent of the services being provided to each Fund, and the costs incurred by the Adviser in providing such service.  The Adviser noted that other than where the Adviser is contractually required to do so (including the Government Money Market Fund and the Young Investor Fund), the Adviser does not plan to continue to voluntarily reimburse fund expenses.  The Boards expressed their concern over the current market conditions.  The Boards also found that the break-points in the fee schedules for the Monetta Fund and several of the Funds in the Monetta Trust were designed and are reasonably likely to allow the shareholders of those Funds to share in the economies of scale as the Funds grow.  The Board of the Trust also found that the fee structures for the fixed-income Funds covered by the Advisory Agreement (the Intermediate Bond Fund and Government Money Market Fund) were reasonable in light of the nature and type of securities held by those Funds.

The Board of the Trust reviewed the performance of Ambassador under the Ambassador Agreement for the Government Money Market Fund.  The Board noted that any compensation that would be paid to Ambassador in the future would be paid by the Adviser (not the Fund) and that under the terms of the Ambassador Agreement Ambassador did not receive any subadvisory fees during the previous year because of the low asset levels of the subadvised Fund.  The Trust's Board reviewed certain gross and net performance information relating to the subadvised Fund, and the impact of the total expenses upon the performance of the Fund.

The Board of the Trust also reviewed the performance of Belle Haven under the Belle Haven Agreement for the Intermediate Bond Fund. The Board noted that the Adviser paid Belle Haven 0.25% management fee.  The fee was paid entirely by the Adviser and did not result in any additional costs to the Intermediate Bond Fund.  The Board found that the nature, extent, and quality of the services provided by Belle Haven, including Belle Haven's marketing efforts and abilities, with respect to the Intermediate Bond Fund was acceptable.  The Board reviewed certain gross and net performance information relating to the subadvised Fund, and the impact of the total expenses upon the performance of the Fund.  The Board also found that the lack of break-points in the fee structure of the Fund covered by the Belle Haven Agreement was reasonable in light of the type of Fund it is and the Fund's small asset size.  Following this review, the Board of the Trust, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Belle Haven Agreement with respect to the Monetta Intermediate Bond Fund.

As with the Advisory Agreement, the Board of the Trust found that the lack of break-points in the fee structure of the Fund covered by the Ambassador Agreement was reasonable in light of the type of Fund it is, as well as the fact that Ambassador does not receive advisory fees from the Fund until the average net assets of the Fund reach $30 million.

Further, the Board determined that since these fees are paid by the Adviser, and not the shareholders of the Fund, the shareholders of the Fund will benefit from economies of scale as the Fund grow in size.  Finally, the Board found that the nature, extent, and quality of the services provided by Ambassador, including Ambassador's marketing efforts and abilities, with respect to the Government Money Market Fund was acceptable.  Following this review, the Board of the Trust, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Ambassador Agreement with respect to the Monetta Government Money Market Fund.

The Boards' specific determinations with respect to each of the Funds in the Monetta Family are listed below:

(i)

Monetta Fund:  The Monetta Fund's performance for the year ended September 30, 2008 was -29.63% versus the S&P 500 Index of -21.96%.  The Fund's return for the 5-Year and 10-Year period was in line with the Index. The Board determined that the expenses of the Fund are satisfactory based on the Fund's current asset level;

(ii)

Young Investor Fund:  The Fund's performance for the year ended September 30, 2008 exceeded the S&P 500 Index by 3.58% and the Adviser extended its contractual commitment to waive and/or reimburse expenses for the Fund to the extent necessary to cap total expenses as 1.00% through December 31, 2010;

(iii)	Mid-Cap Equity Fund: The Mid-Cap Fund's expenses and performance are acceptable considering the Fund's asset level;
(iv)

Intermediate Bond Fund:  This Fund's performance lagged its benchmark's primarily due to the Fund's investment in the Lehman Brothers corporate bonds.  The Board expressed concern over the reduction in assets and the impact that reduction has had on the expense ratio; and

(v)	Government Money Market Fund: The Money Market Fund's expenses and performance are acceptable.

Directors/Trustees		December 31, 2008
Name (Year Of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Directorships and Affiliations	Remuneration Paid Jan. to Dec. 2008

Independent (“disinterested”) Directors/Trustees
John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP SBA & Alternative Lending “Feb. 2008 to present”, Sr. VP Business Banking “from Nov. 2006 through Feb. 2008” with Fifth/Third Bank, Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking, General Bank Group, from Nov. 1999 through April 2006.

		None	Monetta Fund - $2,500 Monetta Trust - $2,500
Marlene Z. Hodges (1948) Director and Trustee since 2001

CFO, Asian Human Services, since Feb. 2007; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007; CFO, Abraham Lincoln Center from March 2003 through Jan. 2006; Director of Finance Sears Roebuck & Co. from 1970, retired Nov. 2001.

		None	Monetta Fund - $2,500 Monetta Trust - $2,500
Mark F. Ogan (1942) Director since 1988 Trustee since 1993

Self-employed management consultant June 2008 to present; Internal Consultant, RM Acquisition (d/b/a Rand McNally) April 2008 through June 2008; Sr. Vice President & Chief Operating Officer, of RM Acquisition, LLC (d/b/a Rand McNally), from December, 2007 through April, 2008; Sr. Vice President & Chief Operating Officer, Rand McNally & Company from July 2003 through December, 2007.

		None	Monetta Fund - $2,500 Monetta Trust - $2,500

Inside (“interested”) Directors/Trustees (1)

Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993

Chairman, Chief Executive Officer and President since April 1997; Chairman and

Chief Executive Officer of Adviser, 1996 to 1997; President of the Adviser 1984 to 1996; Director of the Adviser since 1984.

None
John W. Bakos (1947) Director since 1985 Trustee since 1996	Division Placement Manager, Sears Holding Corp., since 1969.	None	Monetta Fund - $1,000(2) Monetta Trust - $1,000(2)

(1) Directors and/or Trustees who are employees of the Adviser receive no compensation from the Fund or the Trust.

(2) Compensation to non-employees Interested Directors/Trustees is paid by the Adviser.

All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the four funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60189-8133	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta

    Trust's principal executive officer and principal financial officer,

    regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the

    Period covered by the Annual Report to Shareholders presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual

    Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Filed with the Commission, pursuant to Item 12(a)(1), a copy of the

        Monetta Trust’s code of ethics that applies to the registrant's principal

        Executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling

        1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Monetta Trust’s Board has designated John L. Guy, Mark F. Ogan and Marlene Z. Hodges, each an independent director, as its audit committee financial experts. Mr. Guy is a Senior Vice President of Business Banking for Fifth/Third Bank. Previously, he served as Executive Director with Wachovia Corp. and as President of Heller Small Business Lending Corp. Mr. Ogan is an Internal Consultant of RM Acquisition, LLC (d/b/a Rand McNally and Co.).  He previously served as Senior Vice President and Chief Operating Officer of RM Acquisition, LLC (d/b/a Rand McNally & Co.)  Ms. Hodges is the CFO of Asian Human Services.  Previously she was the Controller of Gladson LLC a privately owned firm.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents aggregate fees billed to the Monetta Trust for the fiscal years ended December 31, 2008, and 2007 by the Monetta Trust's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements during those fiscal periods.

FISCAL YEARS ENDED DECEMBER 31,             2008           2007

-----------------------------------------------------------------

(a)Audit Fees                             $26,400        $27,500

(b)Audit-Related Fees(1)                        0              0

(c)Tax Fees(2)                             12,800         16,250

(d)All Other Fees(3)                          850            850

                                     ----------------------------

Total                                     $40,050        $44,600

                                     ============================

1

(1)   Audit-related fees consist of the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2)   Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning, including fees for tax return preparation and other related tax compliance/planning matters.

(3)   All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than the services reported in items (a) through (c) of Item 4.

(e)(1) The Monetta Trust's audit committee pre-approves any services to be provided by the principal accountant to the registrant.  In addition, the audit committee would consider and approve any non-audit services to be provided.

(e)(2) There were no services, as described in paragraphs (1)-(3) above, approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X, during the period covered by the Annual Report to Shareholders presented in Item 1.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Monetta Trust's principal accountant for services rendered to the Monetta Trust for each of the Monetta Trust's last two fiscal years ended December 31, 2008 and 2007 were $12,800 and $16,250, respectively.

In addition to audit and non-audit fees billed to the Monetta Trust by the principal accountant as reported above, the Monetta Fund, as part of the Monetta Family of Funds, was billed for services as follows - (i) audit fees of $27,900 and $27,100 for fiscal 2008 and 2007, respectively; (ii) tax services of $9,000 and $8,500 for fiscal 2008 and 2007, respectively.  There were no other fees billed, other than for audit and tax services, for fiscal 2008 and 2007, respectively.

No services were provided to the investment adviser, or any other entity controlling, controlled by, or under common control of the investment adviser that provides ongoing services to the Monetta Trust for each of the last two fiscal years, by the Trust's principal accountant.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

         MANAGEMENT INVESTMENT COMPANIES

Not applicable.

2

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 and the Investment Company Act of 1940: (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over Financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

 (a)(1)   EX-99.CODE ETH - Code of Ethics

 (a)(2)   EX-99.CERT - Section 302 Certification

          CERTIFICATIONS

          EX-99.906 CERT - Section 906 Certification

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        February 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/Lynn H. Waterloo, Principal Financial Officer

DATE        February 24, 2009

4